EXHIBIT 10.26
AMERIGAS PROPANE, INC.
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
EUGENE V.N. BISSELL
Eugene V.N. Bissell is President and Chief Executive Officer of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. Mr. Bissell has an oral compensation arrangement with AmeriGas Propane, Inc. which includes the following:
Mr. Bissell:
1.	is entitled to an annual base salary, which for fiscal year 2011 is $502,268;

2.
participates in AmeriGas Propane, Inc.’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals;

3.
participates in AmeriGas Propane, Inc.’s long-term compensation plans, the 2010 Long-Term Incentive Plan, with annual awards as determined by the Compensation/Pension Committee, and UGI Corporation’s 2004 Omnibus Equity Compensation Plan, with annual awards as determined by the UGI Corporation Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of AmeriGas Partners, L.P. or UGI Corporation; and

5.
participates in AmeriGas Propane, Inc.’s benefit plans, including the AmeriGas Propane, Inc. Executive Employee Severance Pay Plan and the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan.

AMERIGAS PROPANE, INC.
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
JOHN S. IANNARELLI
John S. Iannarelli is Vice President — Finance and Chief Financial Officer of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. Mr. Iannarelli has an oral compensation arrangement with AmeriGas Propane, Inc. which includes the following:
Mr. Iannarelli:
1.	is entitled to an annual base salary, which for fiscal year 2011 is $215,000 (reflects Mr. Iannarelli’s promotion in May 2011);

2.
participates in AmeriGas Propane, Inc.’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals;

3.
participates in AmeriGas Propane, Inc.’s long-term compensation plans, the 2010 Long-Term Incentive Plan, with annual awards as determined by the Compensation/Pension Committee, and UGI Corporation’s 2004 Omnibus Equity Compensation Plan, with annual awards as determined by the UGI Corporation Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of AmeriGas Partners, L.P. or UGI Corporation; and

5.
participates in AmeriGas Propane, Inc.’s benefit plans, including the AmeriGas Propane, Inc. Executive Employee Severance Pay Plan and the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan.

AMERIGAS PROPANE, INC.
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
WILLIAM D. KATZ
William D. Katz is Vice President — Human Resources of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. Mr. Katz has an oral compensation arrangement with AmeriGas Propane, Inc. which includes the following:
Mr. Katz:
1.	is entitled to an annual base salary, which for fiscal year 2011 is $264,784;

2.
participates in AmeriGas Propane, Inc.’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals;

3.
participates in AmeriGas Propane, Inc.’s long-term compensation plans, the 2010 Long-Term Incentive Plan, with annual awards as determined by the Compensation/Pension Committee, and UGI Corporation’s 2004 Omnibus Equity Compensation Plan, with annual awards as determined by the UGI Corporation Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of AmeriGas Partners, L.P. or UGI Corporation; and

5.
participates in AmeriGas Propane, Inc.’s benefit plans, including the AmeriGas Propane, Inc. Executive Employee Severance Pay Plan and the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan.

AMERIGAS PROPANE, INC.
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
JERRY E. SHERIDAN
Jerry E. Sheridan is Vice President — Operations and Chief Operating Officer of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. Mr. Sheridan has an oral compensation arrangement with AmeriGas Propane, Inc. which includes the following:
Mr. Sheridan:
1.	is entitled to an annual base salary, which for fiscal year 2011 is $350,000 (reflects Mr. Sheridan’s promotion in May 2011);

2.
participates in AmeriGas Propane, Inc.’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals;

3.
participates in AmeriGas Propane, Inc.’s long-term compensation plans, the 2010 Long-Term Incentive Plan, with annual awards as determined by the Compensation/Pension Committee, and UGI Corporation’s 2004 Omnibus Equity Compensation Plan, with annual awards as determined by the UGI Corporation Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of AmeriGas Partners, L.P. or UGI Corporation; and

5.
participates in AmeriGas Propane, Inc.’s benefit plans, including the AmeriGas Propane, Inc. Executive Employee Severance Pay Plan and the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan.